Exhibit 10.5

AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT

OF

STORAGE LENDERS LLC

This amendment (the “Amendment”) is made effective as of March 28, 2019, to the Limited Liability Company Agreement of Storage Lenders LLC, a Delaware limited liability company (the “Venture”), dated as of March 7, 2016 (the “Venture Agreement”), by and between Jernigan Capital Operating Company, LLC, a Delaware limited liability company, as a member and the initial managing member of the Venture (“Jernigan”), and  HVP III Storage Lenders Investor, LLC, a Delaware limited liability company and member of the Venture (“Investor” and, together with Jernigan, the “Members”).  Each initially-capitalized term that is not otherwise defined herein shall have the definition provided for such term in the Venture Agreement.

WHEREAS, the Members anticipate that certain Approved Loans may require funding subsequent to March 31, 2019 and desire to amend the Venture Agreement to permit such funding.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1)	Funding of Approved Loans. Section 3.2(b) of the Venture Agreement is hereby amended and restated in its entirety as follows:

“All Approved Loans must be fully funded by September 30, 2020.”

2)

No Other Amendments.  Except as expressly provided in this Amendment, each of the terms and provisions of the Venture Agreement shall remain in full force and effect in accordance with its terms.  The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment or waiver to any other term, condition or provision of the Venture Agreement.  This Amendment is incorporated into and deemed part of the Venture Agreement as of the date hereof, and any reference to the Venture Agreement (including any reference to “hereof,” “herein,” “hereunder” and words or expressions of similar import) shall refer to the Venture Agreement as amended by this Amendment.

3)

Miscellaneous.  This Amendment constitutes the entire agreement concerning the subject matter hereof, and it supersedes any prior or contemporaneous representations, statements, understandings or agreements concerning the subject matter of this Amendment.  The Venture Agreement may be amended only by a written agreement signed by the parties.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

4)

Governing Law.  This Amendment and the application or interpretation hereof shall be governed exclusively by, and construed exclusively in accordance with, the laws of the State of Delaware, and specifically the Delaware Limited Liability Company Act, without regard to principles of conflicts of laws.

5)

Counterparts.  This Amendment may be executed in counterparts (including by means of electronic transmission of a “.pdf” or similar file), each of which shall be deemed to be an original and shall be binding upon the Member who executed the same, but all of such counterparts together shall constitute one and the same agreement.

6)

Severability.  In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representatives as of the date first above written.

HVP III STORAGE LENDERS INVESTOR, LLC,
a Delaware limited liability company

By: /s/ THOMAS P. KELLY

     Name: Thomas P. Kelly

Title: Senior Vice President

JERNIGAN CAPITAL OPERATING COMPANY, LLC,

a Delaware limited liability company

By:/s/ JONATHAN L. PERRY

     Name: Jonathan L. Perry

Title: President/CIO